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                                                      PERSONAL AND CONFIDENTIAL
                                                          ATTORNEY WORK PRODUCT


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                   June 24, 1998
                                   -------------
                  Date of Report (Date of Earliest Event Reported)


                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)


                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)

                 0-13551                               95-3863296
        (Commission File Number)            (IRS Employer Identification No.)

                           4100 Newport Place, 9th Floor
                           Newport Beach, California 92660
                 --------------------------------------------------
                 (Address of Principal Executive Offices)(Zip Code)

                                   (714) 863-2300
                                   --------------
                (Registrant's Telephone Number, including Area Code)


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                                                      PERSONAL AND CONFIDENTIAL
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Item 5.  Other Events.

     On April 17, 1998, Western Bancorp ("Western") entered into an Agreement and Plan of Merger, by and among Western, Santa Monica Bank and Bank of Los Angeles ("BKLA"), pursuant to which Bank of Los Angeles will merge with and into Santa Monica Bank, a wholly-owned subsidiary of Western.

     In connection therewith, Western hereby files in each case as filed with the Federal Deposit Insurance Corporation, (i) BKLA's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 as Exhibit 99.1 hereto; (ii) BKLA's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 as
Exhibit 99.2 hereto; and (iii) BKLA's Current Reports on Form 8-K, dated April 30, 1998 and May 6, 1998 as Exhibits 99.3 and 99.4.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K:


Exhibit
Number                   Description
23.1      Consent of Vavrinek, Trine, Day & Co., LLP
99.1      BKLA's Annual Report on Form 10-K for the fiscal year ended December
          31, 1997
99.2      BKLA's Quarterly Report on Form 10-Q for the quarter ended March 31,
          1998
99.3      BKLA's Current Report on Form 8-K, dated April 30, 1998
99.4      BKLA's Current Report on Form 8-K, dated May 6, 1998

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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 24, 1998

                              WESTERN BANCORP


                              By:  /s/  Arnold C. Hahn
                                   -------------------------------------
                                   Name:  Arnold C. Hahn
                                   Title: Executive Vice President and
                                          Chief Financial Officer

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                                                      PERSONAL AND CONFIDENTIAL
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                             EXHIBIT INDEX

Exhibit
Number                   Description
23.1      Consent of Vavrinek, Trine, Day & Co., LLP
99.1      BKLA's Annual Report on Form 10-K for the fiscal year ended December
          31, 1997
99.2      BKLA's Quarterly Report on Form 10-Q for the quarter ended March 31,
          1998
99.3      BKLA's Current Report on Form 8-K, dated April 30, 1998
99.4      BKLA's Current Report on Form 8-K, dated May 6, 1998

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